Operating Restructuring Costs	9 Months Ended
Sep. 30, 2018
Restructuring and Related Activities [Abstract]
Operating Restructuring Costs

14. Restructuring Costs

In the second quarter of 2018, the Company restructured its temperature controlled truckload business by completing the integration of multiple operating companies into one business unit. As part of this integration, the Company also right-sized its temperature controlled fleets, facilities, and support functions. As a result, in the second quarter of 2018, the Company recorded operations restructuring costs of $4.7 million, related to fleet and facilities right-sizing and relocation costs, severance costs, and the write-down of assets held-for-sale to fair market value. The write-down of assets held-for-sale to fair market value totaled $1.3 million and was recorded to property and equipment, while the remaining $3.4 million was recorded in accrued expenses and other liabilities. None of the remaining individual components are considered material to the overall cost. The Company paid $1.3 million in operations restructuring costs for the three months ended September 30, 2018 which reduced the remaining reserve to $2.1 million.

The Company also incurred corporate restructuring and restatement costs associated with legal, consulting and accounting matters, including internal and external investigations, SEC and accounting compliance, and restructuring of $4.7 million and $6.8 million in the third quarter of 2018 and 2017, respectively, and costs of $15.5 million and $23.6 million in the first nine months of 2018 and 2017, respectively. These costs are included in other operating expenses.